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                    U.S. Securities and Exchange Commission
                            Washington, D.C.  20549

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                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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    Date of Report (Date of earliest event reported):    February 23, 1998


                                  ACSYS, Inc.
              (Exact name of Registrant as specified in charter)



       Georgia                       000-23711                  58-2299173
(State or other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                    Identification Number)



              ACSYS, Inc.,
     2000 Pennsylvania Avenue, N.W.,
        Suite 7650,Washington, D.C.                          20006
  (Address of principal executive offices)                (Zip Code)

                                (202) 872-0303
             (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Events

     The Company has recently issued press releases that describe (a) the Company's announced results for the fourth quarter and year ended December 31, 1997, and (b) the election of Paul J. Klaassen to the Company's Board of Directors.

     See the press releases attached as exhibits.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

        99.1 Press Release dated February 25, 1998 regarding results for fourth quarter and year ended December 31, 1997.

        99.2 Press Release dated February 25, 1998 regarding election of Paul J. Klaassen to the Company's Board of Directors.


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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                                ACSYS, INC.


Date:  February 25, 1998                        By:  /s/ Timothy Mann, Jr.
                                                     --------------------
                                                     Timothy Mann, Jr.
                                                     Chief Executive Officer
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                                Exhibit Index


        99.1 Press Release dated February 25, 1998 regarding results for fourth quarter and year ended December 31, 1997.

        99.2 Press Release dated February 25, 1998 regarding election of Paul J. Klaassen to the Company's Board of Directors.